UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

890 Santa Cruz
Menlo Park, CA 94025
 (Address of principal executive offices)

(650) 241-9330
 (Registrant's telephone number)

____________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2014, the board of directors (the “Board”) of AntriaBio, Inc. (the “Company”), acting at a special meeting of the Board, and the  holders of a majority of the Company’s issued and outstanding stock, acting  by written consent in lieu of a meeting, adopted the Company’ s 2014 Stock and Inventive Plan (the “Plan”).   In connection with the adoption of the Plan, on March 26, 2014, subject to the effectiveness of the shareholder approval of the Plan pursuant to Rule 14c-2 of the U.S. Securities Act of 1934, as amended, the Board issued the following Plan awards to certain of the Company’s “named executive officers” and directors:

Executive	Position	Type of Award	Number of Shares of Common Stock Underlying Award
Nevan Elam	Chief Executive Officer and Chairman of the Board	Stock Options	1,350,000
Sankaram Mantripragada	Chief Scientific Officer	Stock Options	500,000
Hoyoung Huh	Director	Stock Options	350,000
Steve Howe	Director	Stock Options	125,000

In addition, the Board also issued to certain other officers, key employees and consultants options exercisable into an aggregate 355,000 shares of the Company’s common stock (“Common Stock”).  Notwithstanding the foregoing, the effective date of the issuance of the Plan awards as described in this Current Report on Form 8-K is April 30, 2014.  The stock options have an exercise price of $3.12 per share and are exercisable until April 30, 2019.

The following is a summary of the Plan.

General Administration of the Plan

The Plan will be administered by a committee or subcommittee of the Board appointed from time to time by the Board (the “Committee”), or in the event no Committee has been formed, then it shall mean the entire Board.  The Committee will be authorized to grant to any employee, officer, non-employee director, consultant, independent contractor or advisor awards in the form of stock options and shares of Common Stock.

The Committee has the full power and authority to administer the Plan including, but not limited to, the power to:  (i) designate Plan participants; (ii) determine the type or types of awards to be granted to each participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Plan award; and (iv) determine the terms and conditions of any Plan award or Plan award agreement, including any terms relating to the forfeiture of any Plan award and the forfeiture, recapture or disgorgement of any cash, shares of Common Stock or other amounts payable with respect to any  Plan award.

Shares of Common Stock Reserved under the Plan

The aggregate number of shares of Common Stock that may be issued under all awards under the Plan is 3,750,000 shares of Common Stock which represents the post Reverse Split shares of Common Stock.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor to the Company or any affiliate of the Company shall be eligible to be designated as a participant.  In determining which eligible persons shall receive a Plan award and the terms of any Plan award, the Committee may take into account the nature of the services rendered by the respective eligible persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  As of the March 21, 2014, we had 4 employees, 2 officers, 2 non-employee directors, 3 consultants and no independent contractors.

Types of awards under the Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s Common Stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any stock option may not be less than the greater of 100% of the fair market value of the shares of Common Stock on the date the option is granted, provided, however, that the Committee may designate a purchase price below fair market value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company. The term of each option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

Incentive Stock Options

The Committee will not grant Incentive Stock Options (as defined in the Plan) in which the aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under the Plan and all other plans of the Company and its affiliates) shall exceed $100,000.

All Incentive Stock Options must be granted within ten years from the earlier of the date on which the Plan was adopted by the Board or the date the Plan was approved by the stockholders of the Company.

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

Common Stock

Under the Plan, the Committee restricted shares of the Company’s Common Stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of shares of Common Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

The foregoing description of the Plan is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Plan, which was filed as Appendix B to the Company’s Definitive Information Statement on Schedule 14C filed on April 10, 2014.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
10.1	The 2014 AntriaBio Stock and Incentive Plan (is incorporated herein by reference to Appendix B to the Company’s Definitive Information Statement on Schedule 14C filed on April 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: May 6, 2014	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.1	The 2014 AntriaBio Stock and Incentive Plan (is incorporated herein by reference to Appendix B to the Company’s Definitive Information Statement on Schedule 14C filed on April 10, 2014.